Exhibit 10.1

Execution Version

SECOND AMENDMENT

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 8, 2024 (this “Agreement”), among MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation (the “Borrower”), each Subsidiary Guarantor listed on the signature pages hereof, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (the “Administrative Agent”), the Lenders party hereto and the other parties party hereto.

W I T N E S S E T H

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 16, 2021 (as amended by the First Incremental Term Loan Amendment dated as of August 31, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and as amended pursuant to this Agreement, the “Amended Credit Agreement”), among the Borrower, the Lenders party thereto from time to time, the Issuing Bank party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders;

WHEREAS, pursuant to 9.02(a) of the Credit Agreement, the Borrower, the Administrative Agent and the Lenders party hereto wish to make amendments to the Credit Agreement reflected herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement.

(a) On and as of the Second Amendment Effective Date upon the satisfaction or waiver of the conditions set forth in Section 3:

(i) Section 6.11(a) (Maximum Total Leverage Ratio) of the Credit Agreement shall be amended and restated as follows:

“The Borrower will not permit the ratio (the “Total Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after the Restatement Effective Date, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than: (A) 4.00 to 1.00 for any such period ended after the Restatement Effective Date to (but excluding) December 31, 2022, (B) 3.75 to 1.00 for any such period ended on or after December 31, 2022 to (but excluding) December 31, 2023, (C) 3.50 to 1.00 for any such period ended on or after December 31, 2023 (excluding the periods ended on December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025) and (D) 4.75 to 1.00 for any such period ended on December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025 or December 31, 2025, provided that, (i) solely for purposes of testing compliance with this clause (D) under clause (c) of the

“Permitted Acquisition” definition, Section 6.01(t)(ii) (solely to the extent such Indebtedness is incurred in connection with a Permitted Acquisition or Permitted Investment) or Section 6.04(m)(ii), the Borrower will not permit the Total Leverage Ratio to be greater than either (X) 3.50 to 1.00 or (Y) the actual Total Leverage Ratio for the fiscal quarter immediately prior to such transaction and for which financial statements have been delivered pursuant to Section 5.01, if such Total Leverage Ratio immediately prior to such transaction is greater than 3.50 to 1.00 and (ii) solely for purposes of testing compliance with this clause (D) under Section 2.20(c), Section 6.01(t)(ii) (unless such Indebtedness is incurred in connection with a Permitted Acquisition or Permitted Investment) or Section 6.07(m)(ii), the Borrower will not permit the Total Leverage Ratio to be greater than 3.50 to 1.00, provided, further, however, that from and after the consummation of a Significant Acquisition (excluding any Significant Acquisition consummated during the fiscal quarters ended on December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025 or December 31, 2025), such ratio shall be increased by 0.50 to 1.00 for the fiscal quarter in which such Significant Acquisition is consummated and the three consecutive fiscal quarters immediately succeeding such fiscal quarter. The step-up in the Total Leverage Ratio described in the immediately preceding sentence following a Significant Acquisition may occur multiple times over the life of this Agreement, provided that the Total Leverage Ratio test must step back down to 4.00 to 1.00, 3.75 to 1.00 or 3.50 to 1.00, as applicable, required for the relevant fiscal quarter pursuant to the prior sentence, and be tested for at least two fiscal quarters prior to such ratio being permitted to step up based on a new Significant Acquisition.”

SECTION 3. Conditions to Effectiveness and Funding.

(a) The effectiveness of this Agreement is subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “Second Amendment Effective Date”):

(i) The Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by a duly authorized officer of the Borrower, each other Loan Party, the Administrative Agent and the Required Lenders under the Credit Agreement.

(ii) All accrued reasonable and documented out-of-pocket costs and expenses (including reasonable and documented legal fees and out-of-pocket expenses of Simpson Thacher & Bartlett LLP, as counsel to the Administrative Agent), to the extent invoiced at least three Business Days in advance (except as otherwise reasonably agreed by the Borrower) and other fees, in each case, due and payable to the Administrative Agent on or prior to the Second Amendment Effective Date, shall have been paid.

SECTION 4. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The execution, delivery and performance by such Loan Party of this Amendment is within such Loan Party’s corporate powers or limited liability company powers, as applicable, and has been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or member action, as applicable, on the part of such Loan Party. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

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(b) After giving effect to this Amendment, all representations and warranties set forth in the Credit Agreement are true and correct in all material respects as if made on the date of this Amendment, except for representations and warranties that specifically refer to an earlier date.

(c) No Event of Default has occurred and is continuing as of the date hereof.

(d) No consent or approval of any Governmental Authority or any other Person is required for any of the Loan Parties to execute, deliver and perform this Amendment.

SECTION 5. Ratification by Subsidiary Guarantors. Each of the Subsidiary Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Subsidiary Guarantor’s guarantee (as set forth in the Subsidiary Guaranty) shall remain in full force and effect without modification thereto, (ii) nothing herein shall in any way limit any of the terms or provisions of such Subsidiary Guarantor’s guarantee or any other Loan Document executed by such Subsidiary Guarantor and in effect (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects, and (iii) in its capacity as Subsidiary Guarantor, its guarantee of the Obligations pursuant to the Loan Documents will extend to the Obligations as amended by this Agreement, subject to any limitations set out in the Amended Credit Agreement and any other Loan Document applicable to that Loan Party. Each of the Subsidiary Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 5. Each of the Subsidiary Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Amended Credit Agreement without notice to or consent from such Subsidiary Guarantor and without affecting the validity or enforceability of such Subsidiary Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Subsidiary Guarantor’s guarantee.

SECTION 6. Continuing Effect; Etc.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect, in each case as amended by this Amendment. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or any other Lender’s willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “the Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby on the Second Amendment Effective Date.

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(b) This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents or a novation of the Credit Agreement or any other Loan Document. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower or guarantor under any of the Loan Documents.

(c) The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

(d) Each Lender party hereto hereby directs and authorizes the Administrative Agent to execute this Agreement.

SECTION 7. Expenses. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation and delivery of this Agreement, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, disbursements and other charges of one firm of counsel (and, if necessary, one local counsel in each relevant material jurisdiction) to the Administrative Agent subject to and in accordance with the terms of Section 9.03 of the Credit Agreement.

SECTION 8. Amendments; Execution in Counterparts. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto (it being understood that the Credit Agreement and Amended Credit Agreement may be amended in accordance with their terms). This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

“Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS OF 9.09 AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

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SECTION 10. ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or the other Loan Documents, expressed or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED, as Borrower

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Senior Vice President and Chief Financial Officer

MICROCHIP TECHNOLOGY, LLC, as a Loan Party

By: Microchip Technology Incorporated, its sole member

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Senior Vice President and Chief Financial Officer

SILICON STORAGE TECHNOLOGY, INC., as a Loan Party

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Chief Financial Officer

MICROCHIP HOLDING CORPORATION, as a Loan Party

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: President and Chief Financial Officer

ATMEL CORPORATION, as a Loan Party

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Vice President and Chief Financial Officer

[Signature Page to Second Amendment]

MICROSEMI CORPORATION, as a Loan Party

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Chief Financial Officer

MICROCHIP STORAGE SOLUTIONS LLC, as a Loan Party

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Chief Financial Officer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Timothy Lee
Name: Timothy Lee
Title: Executive Director

[Signature Page to Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel Kurtz
Name: Daniel Kurtz
Title: Director

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Molly Daniello
Name: Molly Daniello
Title: Director

[Signature Page to Second Amendment]

BMO BANK N.A., as a Lender

By:	/s/ Joseph Nicolay
Name: Joseph Nicolay
Title: Vice President

[Signature Page to Second Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Senior Vice President

[Signature Page to Second Amendment]

TRUIST BANK, as a Lender

By:	/s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

[Signature Page to Second Amendment]

MUFG BANK, LTD., as a Lender

By:	/s/ Gilroy D’Souza
Name: Gilroy D’Souza
Title: Managing Director

[Signature Page to Second Amendment]

BNP PARIBAS, as a Lender

By:	/s/ Theodore Olson
Name: Theodore Olson
Title: Managing Director

By:	/s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

[Signature Page to Second Amendment]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Signature Page to Second Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Alexander Gordon
Name: Alexander Gordon
Title: Authorized Signatory

[Signature Page to Second Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nick Meece
Name: Nick Meece
Title: Principal

[Signature Page to Second Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Harsh Grewal
Name: Harsh Grewal
Title: Authorized Signatory

[Signature Page to Second Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Luke Copley
Name: Luke Copley
Title: Director

[Signature Page to Second Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Irlen Mak
Name: Irlen Mak
Title: Director

[Signature Page to Second Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kentaro Umezono
Name: Kentaro Umezono
Title: Assistant Vice President

[Signature Page to Second Amendment]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Robert F. Roden
Name: Robert F. Roden
Title: Managing Director

[Signature Page to Second Amendment]